Fees Summary	Jul. 15, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,199,030,500.00
Previously Paid Amount	0.00
Total Fee Amount	165,586.12
Net Fee	$ 165,586.12